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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported)   July 26, 2000
                                                           -------------



                          Sierra Pacific Power Company
                         ----------------------------
            (Exact name of registrant as specified in its charter)

          NEVADA                          0-508                  88-0044418
          ------                          -----                  ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

P.O. Box 10100 (6100 Neil Road), Reno, Nevada                    89520-0400
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (775) 834-4011
                                                      ---------------

                                     None
                                     ----
       (Former name, former address and former fiscal year, if changed since last report)
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Item  5.  Other Events
----------------------

     On July 20, 2000, Sierra Pacific Resources, the parent corporation of Nevada Power Company and Sierra Pacific Power Company (the utilities), issued a press release announcing that the Company, state regulators and several other parties took steps today toward a global settlement of issues involving restructuring the electric utility industry in the state, setting new electric rates for the utilities' customers and resolving other issues involved in state and federal court cases filed by the utilities.

     On July 21, 2000, Sierra Pacific Resources issued a press release announcing the resignation of Michael R. Niggli, Chairman and Chief Executive Officer of Sierra Pacific Resources.

     A copy of both press releases, dated July 20, 2000 and July 21, 2000, relating to the above described matters are attached as Exhibits 99.1 and 99.2 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not required

     (b)  Pro forma financial information.
          -------------------------------

          Not required

     (c)  Exhibits.
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          99.1 Sierra Pacific Resources- Press Release issued July 20, 2000

          99.2 Sierra Pacific Resources- Press Release issued July 21, 2000
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                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Sierra Pacific Power Company

Date: July 26, 2000                           By: /s/ Mark A. Ruelle
      -------------                              --------------------
                                                    Mark A. Ruelle
                                                 Senior Vice President
                                           Chief Financial Officer and Treasurer
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                                 Exhibit Index
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Exhibit   99.1

     Sierra Pacific Resources- Press Release issued July 20, 2000.

Exhibit   99.2

     Sierra Pacific Resources- Press Release issued July 21, 2000.